Acquisition of Subsidiaries	12 Months Ended
Mar. 31, 2026
Acquisition of Subsidiaries [Abstract]
ACQUISITION OF SUBSIDIARIES

22. ACQUISITION OF SUBSIDIARIES

On September 3, 2025, the Company completed the acquisition of AlloyX Limited and its wholly-owned subsidiaries (“AlloyX”), pursuant to the Share Purchase Agreement dated as of August 11, 2025 with Mr. Lok Ling Ngai, and Mr. Haokang Zhu as well as certain independent third parties to acquire 100% controlling ownership interest of AlloyX, whose principal activities are developing next-generation stablecoin infrastructure centered on tokenized money-market funds and cross-border payments. Both the Company and AlloyX were controlled by the same common controller, Mr. Lok Ling Ngai before this acquisition since July 3, 2025, the transaction was accounted for as business combination under common control, and therefore, the related acquired assets and liabilities were transferred at AlloyX’s historical carrying value.

The Company issued an aggregate of 130,111,525 exchangeable shares, 106,779,926 shares from Class A and 23,331,599 shares from Class B. The acquisition is intended to expand the Company’s business.

The following table summarizes the historical balances of the assets acquired and liabilities assumed as of July 3, 2025.

As of July 3, 2025
$’000
Cash and cash equivalents	5,351
Prepaid expenses and other current assets, net	204
Property and equipment, net	106
Right of use assets, operating leases	1,856
Refundable deposits	23
Total assets acquired	7,540

Accrued and other current liabilities	(6)
Amount due to related parties	(50)
Operating lease liabilities, current	(594)
Operating lease liabilities, non-current	(1,282)
Total liabilities assumed	(1,932)

Net assets acquired	5,608

In connection with the acquisition of AlloyX, Vast Space Limited, an entity controlled by Mr. Lok, may receive up to US$10.0 million upon achievement of specified enterprise valuation milestones during the 24-month period ending September 3, 2027. The Company determined that the arrangement represents compensation attributable to Mr. Lok’s post-combination services and is accounted for separately from the common-control transaction under ASC 718.

At March 31, 2026, the management concluded that the cumulative compensation cost was not material and therefore did not recognize the related compensation expense and liability. The award will be remeasured at each subsequent reporting date until settlement.

Subsequent to the reporting date, no additional information has become available that would require adjustment to the purchase consideration.

On December 30, 2025, the Company completed the acquisition of Gello Finance Limited (“Gello”), pursuant to the Share Purchase Agreement dated as of December 27, 2025 with independent third parties to acquire 100% controlling ownership interest of Gello, whose principal activities are money services business. The Company paid approximately $47,000. The acquisition is intended to expand the Company’s business.

As of March 31, 2026
$’000
Cash and cash equivalents	47
Total consideration for acquisition	47

Allocation of the purchase consideration:
Goodwill	47
Total assets acquired	47

Net assets acquired	47

From the acquisition date to the year ended March 31, 2026, Gello contributed nil revenue and profit/(loss) to the Company’s consolidated statements of loss and comprehensive loss.

The value of the goodwill can be attributed to a number of business factors, including expected synergies that the AI infrastructure services provided which may help the growth of digital assets-related services in the subsequent years , future growth opportunities, and the assembled workforce, none of which qualify for separate recognition. The excess of purchase consideration over the fair value of net assets acquired was recorded as goodwill, which is not tax-deductible.